UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2018

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2018, the Board of Directors (the “Board”) of Burlington Stores, Inc. (the “Company”), a Delaware corporation, approved and adopted an amendment to and restatement of the Company’s Amended and Restated Bylaws (the “Restated Bylaws”), which became effective immediately. The Restated Bylaws were amended and restated to as follows:

Majority Voting. Amended Article II, Section 8 to provide for a majority voting standard in uncontested director elections. The Restated Bylaws provide that a director nominee will be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote in the election of such director, such that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. A plurality voting standard remains applicable to any contested election.

Advance Notice. Amended Article II, Section 11(A)(2) to require any stockholder nominee for election to the Board to provide a written statement of such nominee’s intention to serve as a director for the full term for which such nominee is to stand for election.

Board Meetings. Amended Article III, Section 5 to provide that the Lead Independent Director shall preside at meetings of the Board in the absence of the Chairman of the Board.

Other Amendments. Included certain other ministerial changes, clarifications, technical edits and updates.

The foregoing summary of the Restated Bylaws does not purport to be a complete description of the amendments made to the Company’s Amended and Restated Bylaws. It is qualified in its entirety by reference to the complete text of the Restated Bylaws which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Burlington Stores, Inc. adopted as of February 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr. Vice President and Treasurer

Date: February 27, 2018